Amortized Cost and Estimated Fair Value of Securities Available for Sale by Contractual Maturity (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortized Cost
Due in one year or less	$ 6,093	$ 2,499
Due from one year to five years	58,361	49,559
Due from five to ten years	35,108	25,832
Thereafter	32,747	32,252
Total	132,309	110,142
Residential mortgage-backed securities guaranteed by FNMA, GNMA, FHLMC and SBA	448	635
Total	132,757	110,777	91,829	51,745
Fair Value
Due in one year or less	6,133	2,526
Due from one year to five years	57,966	49,960
Due from five to ten years	35,081	26,231
Thereafter	31,332	33,958
Total	130,512	112,675
Residential mortgage-backed securities guaranteed by FNMA, GNMA, FHLMC and SBA	475	680
Fair Value	$ 130,987	$ 113,355	$ 93,991	$ 52,611